SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES AND EXCHANGE ACT


 Date of report (Date of earliest event reported):
                                               AUGUST 23, 2005 (AUGUST 23, 2005)
                                              ----------------------------------


                            KUSHI NATURAL FOODS CORP.
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                      30115                13-3912047
------------------------------       --------------       ----------------
(State or Other Jurisdiction          (Commission           (IRS Employer
    of Incorporation)                 File Number)        Identification No.)

                        3rd Floor, A Tower of Chuang Xin
                           Information Building No. 72
                         Second Keji Road, Hi Tech Zone
                                   Xi'an China
                    ----------------------------------------
                    (Address of Principal Executive Offices)


     Registrant's telephone number, including area code: 011-86-13301996766
                                                         ------------------

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           On August 23, 2005, the Company engaged Sherb & Co., LLP. On August 23, 2005, the Company's former independent accountants, Wolinetz, Lafazan & Company, P.C., resigned as independent accountants of the Company. The change of independent accountants was approved by the Board of Directors of the Company.

           During the Company's last two fiscal years there were no disagreements between the Company and its former independent accountants on any matters relating to accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the former independent accountants, would have caused them to make reference to the subject matter of the disagreement in their report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

         16.1 Letter regarding change in certifying public accountant.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


August 23, 2005                             KUSHI NATURAL FOODS CORP.

                                            By: /S/ PENGCHENG CHEN
                                            ----------------------
                                            Pengcheng Chen, CEO